UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2015

McDermott International, Inc.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

757 N. Eldridge Parkway Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

McDermott International, Inc. (“MII” “we” or “us”) is filing this Current Report on Form 8-K to provide a recast of the presentation of the historical financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”) filed with the Securities and Exchange Commission (the "SEC"), to reflect changes to our reporting segments which took effect in the first quarter of 2015.

In the first quarter of 2015, we completed certain changes to our organizational structure that resulted in re-classification of the Company’s reporting segments. The North Sea and Africa operations were previously aggregated into the Middle East operating segment. However, the responsibility for business decisions relating to the North Sea and Africa was moved to our Americas operating segment in the first quarter of 2015. As a result, the North Sea and Africa businesses are now reflected in our Americas segment, now referred to as Americas, Europe and Africa (“AEA”). Accordingly, we now report financial results under three reporting segments consisting of (1) AEA, (2) the Middle East (“MEA”) and (3) Asia (“ASA”).

We are filing this Current Report on Form 8-K to recast our consolidated financial statements as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013 and 2012, to reflect the change to our reporting segments described above.  The recast consolidated financial statements and revised notes to the consolidated financial statements are included in Exhibit 99.1 to this report, which is incorporated by reference into this Item 8.01.  Also included in Exhibit 99.1 is the report of our independent registered public accounting firm on the consolidated financial statements, which is unchanged from the report included in the 2014 Form 10-K, other than the dual date to reflect the recast and reissuance.  Except for changes throughout the notes to the consolidated financial statements to reflect the changes in the names of two of our reporting segments, only the following notes have been revised from their previous presentation to reflect the change in our reporting segments:

●	Note 1 – Basis of Reporting and Significant Accounting Procedures, only under the caption “Business Segments”; and
●	Note 11 – Segment Reporting.

Similarly, the Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) from the 2014 Form 10-K has been recast to reflect our change in reporting segments.  The revised MD&A presentation is also included in Exhibit 99.1.

The change in our reporting segments had no impact on our historical consolidated financial position, results of operations or cash flows, as reflected in the recast consolidated financial statements contained in Exhibit 99.1 to this report.  The recast consolidated financial statements do not represent a restatement of previously issued consolidated financial statements.

This report, including Exhibit 99.1, does not reflect events occurring after the filing of the 2014 Form 10-K and does not modify or update the disclosures in the 2014 Form 10-K, other than as required to reflect the change in reporting segments described above. Without limitation of the foregoing, this report does not purport to update the MD&A contained in the 2014 Form 10-K for any forward-looking statements. More current information is contained in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 and our Current Reports on Form 8-K filed with the SEC with respect to events occurring after December 31, 2014. This report should be read in conjunction with the 2014 Form 10-K, our Form 10-Q for the quarterly period ended March 31, 2015 and our Current Reports on Form 8-K filed subsequent to the 2014 Form 10-K. The Exhibits provided with this Form 8-K shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

23	Consent of Deloitte & Touche LLP

99.1

Revised Part II—Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

and Item 8. "Financial Statements and Supplementary Data" of McDermott International, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014, each as revised solely to reflect the change in segment reporting.

101

The following revised materials from the Company's Annual Report on Form 10-K for the year ended December 31, 2013, formatted in Extensible Business Reporting Language (XBRL) , each as revised solely to reflect the change in segment reporting: (a) Consolidated Balance Sheets; (b) Consolidated Statements of Income; (c) Consolidated Statements of Comprehensive Income (Loss); (d) Consolidated Statements of Shareholders’ Equity; (e) Consolidated Statements of Cash Flows; and (f) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 11, 2015

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Stuart Spence
Stuart Spence Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of Deloitte & Touche LLP

99.1

Revised Part II—Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8. "Financial Statements and Supplementary Data" of McDermott International, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014, each as revised solely to reflect the change in segment reporting.

101

The following revised materials from the Company's Annual Report on Form 10-K for the year ended December 31, 2013, formatted in Extensible Business Reporting Language (XBRL) , each as revised solely to reflect the change in segment reporting: (a) Consolidated Balance Sheets; (b) Consolidated Statements of Income; (c) Consolidated Statements of Comprehensive Income (Loss); (d) Consolidated Statements of Shareholders’ Equity; (e) Consolidated Statements of Cash Flows; and (f) Notes to Consolidated Financial Statements.